                                  PRELIMINARY
                             BACKGROUND INFORMATION

               UCFC LOAN TRUST 1998-B (fixed-rate collateral only)
               ---------------------------------------------------

           $[138,000,000] Class A-1 FLOATING-RATE CERTIFICATES
                              (non-SMMEA-eligible)

            $[58,000,000]  Class A-2 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

            $[57,000,000]  Class A-3 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

            $[20,000,000]  Class A-4 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

            $[28,000,000]  Class A-5 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

            $[17,000,000]  Class A-6 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

            $[19,500,000]  Class A-7 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

            $[37,500,000]  Class A-8 FIXED-RATE CERTIFICATES
                            Non-Accelerated Senior Bond
                              (non-SMMEA-eligible)


The information included herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the UCFC Loan Trust 1998-B transaction, and not by or as agent for UCFC Acceptance Corp. or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Depositor. PSI makes no representations as to the accuracy of such information provided by the Depositor. All opinions and conclusions in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

      UCFC Loan Trust 1998-B -- Home Equity Loan Asset-Backed Certificates

                   UCFC LOAN TRUST 1998-B PRICING INFORMATION
            --------------------------------------------------------
                          (FIXED-RATE COLLATERAL ONLY)

UCFC Loan Trust 1998-B Lead Manager:     Prudential Securities Incorporated
                         Co-Manager:     First Union Capital Markets Group
                         Co-Manager:     Bear, Stearns & Co. Inc.

Class:                                        A-1                 A-2                A-3               A-4                 A-5

Approximate
Face Amount:                        [$138,000,000]       [$58,000,000]       [$57,000,000]    [$20,000,000]      [$28,000,000]

Coupon:                        1M LIBOR +  [TBD] bps     [---------------------------------TBD-------------------------------]
Price:                             [------------------------------------------TBD-------------------------------------------]

Yield:                             [------------------------------------------TBD-------------------------------------------]

Spread:                            [------------------------------------------TBD-------------------------------------------]

Exp Avg Life
to Maturity:                                [0.90]              [2.05]              [3.05]          [4.12]              [5.13]

Exp Avg Life
to 10% Call (Years):                        [0.90]              [2.05]              [3.05]          [4.12]              [5.13]

Exp 1st Prin Pmt:                       [07/15/98]          [02/15/00]          [12/15/00]       [04/15/02]         [12/15/02]

Exp Mat:                                [02/15/00]          [12/15/00]          [04/15/02]       [12/15/02]         [06/15/04]

Exp Mat to 10% Call:                    [02/15/00]          [12/15/00]          [04/15/02]       [12/15/02]         [06/15/04]


Stated Mat:                             [06/15/11]          [09/15/14]          [11/15/18]       [11/15/20]         [11/15/24]

Expected
Rating:                                AAA/Aaa/AAA        AAA/Aaa/AAA          AAA/Aaa/AAA     AAA/Aaa/AAA          AAA/Aaa/AAA

Pricing Speed:                          [25]% HEP          [25]% HEP            [25]% HEP       [25]% HEP            [25]% HEP

Pricing Date:                        [------------------------------------------TBD-------------------------------------------]

Investor
Settle Date:                         [---------------------------------------[06/22/98]---------------------------------------]

Pmt Delay:                              0 days                14 days            14 days            14 days             14 days

Cut-off Date:                        [-----------------------------------------06/01/98---------------------------------------]

Dated Date:                             [06/19/98]          [06/01/98]          [06/01/98]     [06/01/98]        [06/01/98]

Int Pmt:                                actual/360             30/360             30/360           30/360            30/360

Pmt Terms:                                 Monthly                Monthly            Monthly         Monthly           Monthly

1st Int. Pmt Date:                        07/15/98           07/15/98            07/15/98        07/15/98          07/15/98

Collateral Type:                        Fixed-Rate         Fixed-Rate          Fixed-Rate      Fixed-Rate        Fixed-Rate

SMMEA
Eligibility:                             non-SMMEA          non-SMMEA          non-SMMEA       non-SMMEA         non-SMMEA

--------------------------------------------------------------------------------

* The Pass-Through Rate on the Class A-1 Certificates will equal to the lesser of:
           1)  One Month LIBOR +  [TBD]  bps
           2)  Net Funds Cap

Net Funds Cap: A rate equal to the weighted of the Mortgage Rates on the Home
               Equity Loans less [0.647]% per annum for servicing fee, trustee fee and certificate insurer premium.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

      UCFC Loan Trust 1998-B -- Home Equity Loan Asset-Backed Certificates

            --------------------------------------------------------
                          (FIXED-RATE COLLATERAL ONLY)

Class:                                A-6             A-7 *                 A-8
                                                                      (NAS BOND)

Approximate
Face Amount:                 [17,000,000]      [19,500,000]        [37,500,000]

Coupon:                      [-----------------------[TBD]---------------------]

Price:                       [-----------------------[TBD]---------------------]

Yield:                       [-----------------------[TBD]---------------------]

Spread:                      [-----------------------[TBD]---------------------]

Exp Avg Life to Maturity:          [7.15]           [11.32]              [6.35]

Exp Avg Life to 10% call:          [6.91]            [7.65]              [6.14]

Exp 1st Prin Pmt:
(To Maturity)                  [06/15/04]        [06/15/07]          [07/15/01]

Exp 1st Prin Pmt:              [06/15/04]        [02/15/06]          [07/15/01]
(To Call)

Exp Mat:                       [06/15/07]        [02/15/             [12/15/13]

Exp Mat to 10% call:           [02/15/06]        [02/15/06]          [02/15/06]

Stated Mat:                    [09/15/26]        [10/15/29]          [10/15/29]

Expected Rating:              AAA/Aaa/AAA        AAA/Aaa/AAA        AAA/Aaa/AAA

Pricing Speed:                  [25]% HEP         [25]% HEP           [25]% HEP

Pricing Date:                [-----------------------[TBD]---------------------]

Investor Settle Date:        [---------------------06/22/98------------------]
Pmt Delay:                        14 days           14 days          14 days

Cut-off Date:                [---------------------06/01/98------------------]

Dated Date:                      06/01/98          06/01/98           06/01/98

Int Pmt:                           30/360            30/360             30/360

Pmt Terms:                        Monthly           Monthly            Monthly

1st Int. Pmt Date:               07/15/98          07/15/98           07/15/98

Collateral Type:               Fixed-Rate        Fixed-Rate         Fixed-rate

SMMEA Eligibility:              non-SMMEA         non-SMMEA          non-SMMEA

* Coupon steps up by 50 bps if optional clean-up call is not exercised.
-------------------------------------------

Principal Paydown:     1)  To the Class A-8 Certificateholders -- the Class A-8
                           Principal Distribution Amount
                       2)  To the Class A-1 through A-7 Certificates, in
                           sequential order

Class A-8 Principal
Disbribution Amount:       The applicable Class A-8 Principal Percentage
                           multiplied by the Class A-8 Principal
                           Pro Rata Distribution Amount for such Payment Date.

                           THE CLASS A-8 PRINCIPAL PERCENTAGE
                           --------------------------------
                           July 1998 to June 2001 (arrow right)   0%
                           July 2001 to June 2003 (arrow right)  45%
                           July 2003 to June 2004 (arrow right)  80%
                           July 2004 to June 2005 (arrow right) 100%
                           July 2005 and after (arrow right)    300%

   THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

      UCFC Loan Trust 1998-B -- Home Equity Loan Asset-Backed Certificates

                                SUMMARY OF TERMS
                           --------------------------

Title of Securities:     UCFC Loan Trust 1998-B, Home Equity
                         Loan Asset-Backed Certificates Class A-1, A-2, A-3,
                         A-4, A-5, A-6, A-7, and A-8 Certificates.

Depositor:               UCFC Acceptance Corporation.

Servicer:                United Companies Lending Corporation.

Originators:             The Home Equity Loans were, and any Subsequent Loans
                         will be, originated, either directly or through correspondents or mortgage brokers, or purchased and re-underwritten, by United Companies and certain subsidiaries and affiliates thereof.

Trustee:                 Bankers Trust Company of California, N.A.

Aggregate
Certificate Balance:     $[375,000,000]

Securities Offered:      100% FGIC-guaranteed, pass-through certificates.

Offering:                Public shelf offering -- a prospectus and prospectus
                         supplement will be distributed after pricing.

Pricing Date:            [TBD]

Investor
Settlement Date:         [06/22/98]

Form of Certificates:    Book-Entry form, same-day funds through DTC, Euroclear
                         and CEDEL

Pass-Through Rate:       1-Month LIBOR +  bps on Class A-1 Certificates *
                         [TBD]% on Class A-2 Certificates
                         [TBD]% on Class A-3 Certificates
                         [TBD]% on Class A-4 Certificates
                         [TBD]% on Class A-5 Certificates
                         [TBD]% on Class A-6 Certificates
                         [TBD]% on Class A-7 Certificates **
                         [TBD]% on Class A-8 Certificates (NAS Bond)

                         *  Subject to the Net Funds Cap.
                         ** Coupon steps up by 50 bps if optional clean-up call
                            is not exercised.

Prepayment
Assumption:              25% HEP (2.5% CPR in month 1 with monthly
                         incremental increases of 2.5% CPR until the speed reaches 25% CPR in month 10 based on loan seasoning.) This means that seasoned loans will start further up on the prepayment curve.

Distribution Date:       The 15th day of each month (or, if any such date is
                         not a business day, the first business day thereafter) commencing in July 1998. The payment delay will be zero days for the Class A-1 and 14 days for the Class A-2, A-3, A-4, A-5, A-6, A-7 and
                         A-8 Certificates.

Interest Accrual
Period: The initial interest accrual period on the Class A-1 Certificates will be from June [19]th until July 14th. In future periods, interest will accrue on the Class A-1 Certificates at the applicable Pass-Through Rate from the preceeding Distribution Date to and including the day prior to the current Distribution Date.

                         Interest on the Class A-2 through A-8 Certificates will accrue from the first day of the preceeding month until the 30th day of the preceeding month.

Optional
Cleanup Call:            The Servicer will have the right to purchase the
                         Home Equity Loans on any Remittance Date when the aggregate Loan Balance of the Home Equity Loans has declined to 10% or less of an amount equal to the aggregate balances of the Home Equity Loans as of the Cut-Off Date including the Subsequent Loans.

   THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

      UCFC Loan Trust 1998-B -- Home Equity Loan Asset-Backed Certificates

Pre-Funding Account:        On the closing date, approximately $[80.2]MM will
                            be deposited in a pre-funding account for the purchase of additional fixed-rate mortgage loans.
                            From the closing date until [September] 15, 1998, the Trust intends to purchase mortgage loans up to the entire pre-funding amount. Funds remaining the pre-funding account that total less than $100,000 after this period will be distributed to investors in the Class A-1 Certificates as a prepayment on [September] 15, 1998. If the funds remaining in the pre-funding account total greater than $100,000 after this period, the funds will be distributed on a pro-rata basis to the investors in the Class A-1 through A-8 Certificates as a prepayment on [September] 15, 1998. The additional mortgage loans will be subject to certain aggregate group characteristics that will be more fully described in the Prospectus Supplement.

Certificate Insurer:        Financial Guaranty Insurance Company ("FGIC").
                            FGIC's claims-paying ability is rated "AAA" by Standard & Poor's, "Aaa" by Moody's Investors
                            Service and "AAA" by Fitch Investors Service, Inc.

Certificate Insurance
Policy: The Certificate Insurance Policy will provide 100% coverage of timely interest and ultimate principal payments due on the Certificates.

Credit Enhancement:         A combination of:

                            (i) the use of Net Excess Cashflow to create overcollateralization; and
                            (ii) the Certificate Insurance Policy from FGIC.

                            Note: The required maintenance levels of overcollateralization will be sized by the surety provider.

Servicing Fee:              50 basis points per annum.

ERISA Considerations:       Subject to the considerations and conditions
                            described in the Prospectus Supplement, it is expected that the Certificates may be purchased by employee benefit plans that are subject to ERISA.

Taxation:                   REMIC

Legal Investment:           None of the Certificates will be SMMEA-eligible.

Certificates Ratings:       "AAA" by S&P, "Aaa" by Moody's, and "AAA" by Fitch
                            IBCA for the Class A-1, A-2, A-3, A-4, A-5, A-6,
                            A-7 and A-8 Certificates.

   THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL
   TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $138,000,000.00                                                                 DATED DATE: 06/19/98
  CURRENT COUPON:  5.696%                                 ucfc98bf                             FIRST PAYMENT: 07/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $138,000,000.00           BOND A1 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 06/22/98

                        ASSUMED CONSTANT LIBOR-1M 5.6563

           PRICING SPEED
                   25.0%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24        32.374      24.848      27.317      30.316      34.305      36.692      38.339
     99-24+       30.597      23.542      25.857      28.667      32.406      34.644      36.188
     99-25        28.820      22.236      24.396      27.019      30.508      32.597      34.037
     99-25+       27.043      20.931      22.936      25.371      28.611      30.550      31.887
     99-26        25.267      19.625      21.477      23.724      26.714      28.503      29.737
     99-26+       23.491      18.321      20.017      22.077      24.817      26.457      27.588
     99-27        21.715      17.016      18.558      20.430      22.921      24.411      25.440
     99-27+       19.940      15.712      17.099      18.784      21.025      22.366      23.291

     99-28        18.166      14.408      15.641      17.138      19.129      20.321      21.143
     99-28+       16.391      13.104      14.183      15.492      17.234      18.277      18.996
     99-29        14.617      11.800      12.725      13.847      15.339      16.233      16.849
     99-29+       12.843      10.497      11.267      12.202      13.445      14.189      14.702
     99-30        11.070       9.194       9.810      10.557      11.551      12.146      12.556
     99-30+        9.297       7.892       8.353       8.913       9.658      10.103      10.411
     99-31         7.525       6.589       6.896       7.269       7.764       8.061       8.265
     99-31+        5.752       5.287       5.440       5.625       5.872       6.019       6.121

    100-00         3.980       3.986       3.984       3.982       3.979       3.978       3.976
    100-00+        2.209       2.684       2.528       2.339       2.087       1.936       1.832

First Payment      0.064       0.064       0.064       0.064       0.064       0.064       0.064
Average Life       0.898       1.240       1.102       0.972       0.839       0.776       0.738
Last Payment       1.647       2.481       2.147       1.814       1.481       1.397       1.231
Mod.Dur. @ 100-00  0.847       1.153       1.031       0.914       0.794       0.736       0.700

    THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL
    TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $58,000,000.00                                                                  DATED DATE: 06/01/98
          COUPON:  6.130%                                 ucfc98bf                             FIRST PAYMENT: 07/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $58,000,000.00                                                            YIELD TABLE DATE: 06/22/98

                                                      PREPAYMENT SPEED


           PRICING SPEED
                   25.0%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24         6.215       6.213       6.214       6.214       6.215       6.216       6.217
     99-24+        6.207       6.207       6.207       6.207       6.206       6.206       6.206
     99-25         6.198       6.202       6.201       6.199       6.197       6.196       6.195
     99-25+        6.190       6.196       6.194       6.192       6.188       6.186       6.184
     99-26         6.181       6.191       6.188       6.184       6.179       6.176       6.173
     99-26+        6.173       6.185       6.181       6.177       6.170       6.165       6.162
     99-27         6.165       6.179       6.175       6.169       6.161       6.155       6.151
     99-27+        6.156       6.174       6.168       6.161       6.152       6.145       6.140

     99-28         6.148       6.168       6.162       6.154       6.142       6.135       6.129
     99-28+        6.140       6.163       6.155       6.146       6.133       6.125       6.118
     99-29         6.131       6.157       6.149       6.139       6.124       6.115       6.108
     99-29+        6.123       6.151       6.143       6.131       6.115       6.104       6.097
     99-30         6.115       6.146       6.136       6.124       6.106       6.094       6.086
     99-30+        6.106       6.140       6.130       6.116       6.097       6.084       6.075
     99-31         6.098       6.135       6.123       6.109       6.088       6.074       6.064
     99-31+        6.090       6.129       6.117       6.101       6.078       6.064       6.053

    100-00         6.081       6.123       6.110       6.094       6.069       6.054       6.042
    100-00+        6.073       6.118       6.104       6.086       6.060       6.044       6.031
    100-01         6.065       6.112       6.098       6.079       6.051       6.033       6.020
    100-01+        6.056       6.107       6.091       6.071       6.042       6.023       6.009
    100-02         6.048       6.101       6.085       6.064       6.033       6.013       5.999
    100-02+        6.040       6.096       6.078       6.056       6.024       6.003       5.988
    100-03         6.031       6.090       6.072       6.048       6.015       5.993       5.977
    100-03+        6.023       6.084       6.065       6.041       6.006       5.983       5.966

    100-04         6.015       6.079       6.059       6.033       5.997       5.973       5.955
    100-04+        6.007       6.073       6.053       6.026       5.987       5.963       5.944
    100-05         5.998       6.068       6.046       6.018       5.978       5.952       5.933
    100-05+        5.990       6.062       6.040       6.011       5.969       5.942       5.922
    100-06         5.982       6.057       6.033       6.003       5.960       5.932       5.912
    100-06+        5.973       6.051       6.027       5.996       5.951       5.922       5.901
    100-07         5.965       6.045       6.020       5.988       5.942       5.912       5.890
    100-07+        5.957       6.040       6.014       5.981       5.933       5.902       5.879

First Payment      1.647       2.481       2.147       1.814       1.481       1.397       1.231
Average Life       2.048       3.161       2.704       2.281       1.860       1.662       1.541
Last Payment       2.481       3.897       3.314       2.814       2.231       1.981       1.814
Mod.Dur. @ 100-00  1.869       2.789       2.419       2.068       1.708       1.535       1.429

   THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL
   TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $57,000,000.00                                                                  DATED DATE: 06/01/98
          COUPON: 6.235%                                  ucfc98bf                             FIRST PAYMENT: 07/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $57,000,000.00                                                            YIELD TABLE DATE: 06/22/98

                               PREPAYMENT SPEED

           PRICING SPEED

                   25.0%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24         6.319       6.318       6.319       6.319       6.320       6.320       6.320
     99-24+        6.313       6.315       6.314       6.314       6.313       6.313       6.312
     99-25         6.308       6.311       6.310       6.309       6.307       6.305       6.305
     99-25+        6.302       6.307       6.306       6.303       6.300       6.298       6.297
     99-26         6.296       6.303       6.301       6.298       6.294       6.291       6.289
     99-26+        6.290       6.300       6.297       6.293       6.287       6.284       6.281
     99-27         6.285       6.296       6.293       6.288       6.281       6.276       6.273
     99-27+        6.279       6.292       6.288       6.283       6.275       6.269       6.265

     99-28         6.273       6.288       6.284       6.278       6.268       6.262       6.257
     99-28+        6.267       6.285       6.280       6.273       6.262       6.255       6.250
     99-29         6.261       6.281       6.275       6.267       6.255       6.247       6.242
     99-29+        6.256       6.277       6.271       6.262       6.249       6.240       6.234
     99-30         6.250       6.273       6.266       6.257       6.242       6.233       6.226
     99-30+        6.244       6.270       6.262       6.252       6.236       6.226       6.218
     99-31         6.238       6.266       6.258       6.247       6.230       6.218       6.211
     99-31+        6.233       6.262       6.253       6.242       6.223       6.211       6.203

    100-00         6.227       6.258       6.249       6.237       6.217       6.204       6.195
    100-00+        6.221       6.255       6.245       6.231       6.210       6.197       6.187
    100-01         6.215       6.251       6.241       6.226       6.204       6.190       6.179
    100-01+        6.209       6.247       6.236       6.221       6.198       6.182       6.171
    100-02         6.204       6.243       6.232       6.216       6.191       6.175       6.164
    100-02+        6.198       6.240       6.228       6.211       6.185       6.168       6.156
    100-03         6.192       6.236       6.223       6.206       6.178       6.161       6.148
    100-03+        6.186       6.232       6.219       6.201       6.172       6.153       6.140

    100-04         6.181       6.229       6.215       6.195       6.166       6.146       6.132
    100-04+        6.175       6.225       6.210       6.190       6.159       6.139       6.125
    100-05         6.169       6.221       6.206       6.185       6.153       6.132       6.117
    100-05+        6.163       6.217       6.202       6.180       6.146       6.125       6.109
    100-06         6.158       6.214       6.197       6.175       6.140       6.117       6.101
    100-06+        6.152       6.210       6.193       6.170       6.134       6.110       6.093
    100-07         6.146       6.206       6.189       6.165       6.127       6.103       6.086
    100-07+        6.140       6.202       6.184       6.160       6.121       6.096       6.078

First Payment      2.481       3.897       3.314       2.814       2.231       1.981       1.814
Average Life       3.053       5.003       4.215       3.471       2.719       2.386       2.194
Last Payment       3.814       6.314       5.314       4.314       3.314       2.814       2.564
Mod.Dur. @ 100-00  2.698       4.165       3.594       3.028       2.428       2.153       1.991

   THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL
   TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE:  $20,000,000.00                                                           DATED DATE:       06/01/98
          COUPON:  6.335%                                 ucfc98bf                          FIRST PAYMENT:    07/15/98
          FACTOR:  1.0000000000                                                             TOTAL CLASSES:    8
ORIGINAL BALANCE:  $20,000,000.00                                                           YIELD TABLE DATE: 06/22/98

                                                      PREPAYMENT SPEED

           PRICING SPEED
                   25.0%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24         6.420       6.420       6.420       6.420       6.420       6.420       6.421
     99-24+        6.416       6.417       6.417       6.416       6.415       6.415       6.414
     99-25         6.411       6.414       6.413       6.412       6.410       6.409       6.408
     99-25+        6.407       6.411       6.410       6.408       6.405       6.403       6.402
     99-26         6.402       6.409       6.407       6.404       6.401       6.397       6.395
     99-26+        6.398       6.406       6.403       6.400       6.396       6.392       6.389
     99-27         6.394       6.403       6.400       6.396       6.391       6.386       6.382
     99-27+        6.389       6.400       6.397       6.392       6.386       6.380       6.376

     99-28         6.385       6.397       6.393       6.388       6.381       6.374       6.370
     99-28+        6.380       6.394       6.390       6.384       6.376       6.369       6.363
     99-29         6.376       6.392       6.387       6.381       6.371       6.363       6.357
     99-29+        6.371       6.389       6.383       6.377       6.366       6.357       6.351
     99-30         6.367       6.386       6.380       6.373       6.361       6.352       6.344
     99-30+        6.363       6.383       6.377       6.369       6.356       6.346       6.338
     99-31         6.358       6.380       6.374       6.365       6.351       6.340       6.332
     99-31+        6.354       6.378       6.370       6.361       6.346       6.334       6.325

    100-00         6.349       6.375       6.367       6.357       6.341       6.329       6.319
    100-00+        6.345       6.372       6.364       6.353       6.336       6.323       6.313
    100-01         6.340       6.369       6.360       6.349       6.331       6.317       6.306
    100-01+        6.336       6.366       6.357       6.345       6.326       6.311       6.300
    100-02         6.332       6.364       6.354       6.341       6.322       6.306       6.294
    100-02+        6.327       6.361       6.350       6.337       6.317       6.300       6.287
    100-03         6.323       6.358       6.347       6.333       6.312       6.294       6.281
    100-03+        6.318       6.355       6.344       6.329       6.307       6.288       6.275

    100-04         6.314       6.352       6.341       6.325       6.302       6.283       6.268
    100-04+        6.309       6.350       6.337       6.321       6.297       6.277       6.262
    100-05         6.305       6.347       6.334       6.317       6.292       6.271       6.256
    100-05+        6.301       6.344       6.331       6.313       6.287       6.266       6.249
    100-06         6.296       6.341       6.327       6.310       6.282       6.260       6.243
    100-06+        6.292       6.338       6.324       6.306       6.277       6.254       6.237
    100-07         6.287       6.336       6.321       6.302       6.272       6.248       6.230
    100-07+        6.283       6.333       6.317       6.298       6.267       6.243       6.224

First Payment      3.814       6.314       5.314       4.314       3.314       2.814       2.564
Average Life       4.118       7.090       5.796       4.699       3.642       3.079       2.756
Last Payment       4.481       8.147       6.397       5.147       3.981       3.397       2.897
Mod.Dur. @ 100-00  3.519       5.542       4.709       3.946       3.158       2.716       2.456

   THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL
   TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $28,000,000.00                                                                  DATED DATE: 06/01/98
          COUPON: 6.380%                                  ucfc98bf                             FIRST PAYMENT: 07/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $28,000,000.00                                                            YIELD TABLE DATE: 06/22/98

                                                      PREPAYMENT SPEED
           PRICING SPEED
                   25.0%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24         6.466       6.466       6.466       6.466       6.466       6.466       6.466
     99-24+        6.462       6.463       6.463       6.462       6.462       6.461       6.461
     99-25         6.458       6.461       6.460       6.459       6.458       6.456       6.456
     99-25+        6.455       6.459       6.458       6.456       6.454       6.452       6.450
     99-26         6.451       6.457       6.455       6.453       6.449       6.447       6.445
     99-26+        6.447       6.454       6.453       6.450       6.445       6.442       6.440
     99-27         6.444       6.452       6.450       6.446       6.441       6.438       6.435
     99-27+        6.440       6.450       6.447       6.443       6.437       6.433       6.429

     99-28         6.436       6.448       6.445       6.440       6.433       6.428       6.424
     99-28+        6.433       6.446       6.442       6.437       6.429       6.424       6.419
     99-29         6.429       6.443       6.440       6.433       6.425       6.419       6.414
     99-29+        6.425       6.441       6.437       6.430       6.421       6.414       6.409
     99-30         6.422       6.439       6.434       6.427       6.417       6.409       6.403
     99-30+        6.418       6.437       6.432       6.424       6.412       6.405       6.398
     99-31         6.414       6.434       6.429       6.420       6.408       6.400       6.393
     99-31+        6.411       6.432       6.427       6.417       6.404       6.395       6.388

    100-00         6.407       6.430       6.424       6.414       6.400       6.391       6.383
    100-00+        6.403       6.428       6.421       6.411       6.396       6.386       6.377
    100-01         6.400       6.425       6.419       6.407       6.392       6.381       6.372
    100-01+        6.396       6.423       6.416       6.404       6.388       6.377       6.367
    100-02         6.392       6.421       6.414       6.401       6.384       6.372       6.362
    100-02+        6.389       6.419       6.411       6.398       6.380       6.367       6.357
    100-03         6.385       6.417       6.408       6.394       6.376       6.363       6.351
    100-03+        6.381       6.414       6.406       6.391       6.371       6.358       6.346

    100-04         6.378       6.412       6.403       6.388       6.367       6.353       6.341
    100-04+        6.374       6.410       6.401       6.385       6.363       6.349       6.336
    100-05         6.370       6.408       6.398       6.382       6.359       6.344       6.331
    100-05+        6.367       6.405       6.395       6.378       6.355       6.339       6.325
    100-06         6.363       6.403       6.393       6.375       6.351       6.334       6.320
    100-06+        6.359       6.401       6.390       6.372       6.347       6.330       6.315
    100-07         6.356       6.399       6.388       6.369       6.343       6.325       6.310
    100-07+        6.352       6.396       6.385       6.365       6.339       6.320       6.305

First Payment      4.481       8.147       6.397       5.147       3.981       3.397       2.897
Average Life       5.134       9.630       7.848       5.965       4.503       3.857       3.431
Last Payment       5.981      11.231       9.564       6.981       5.147       4.397       3.897
Mod.Dur. @ 100-00  4.247       6.977       5.978       4.811       3.797       3.318       2.990

   THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL
   TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE:  $17,000,000.00                                                                  DATED DATE:  06/01/98
          COUPON:  6.560%                                 ucfc98bf                              FIRST PAYMENT:  07/15/98
          FACTOR:  1.0000000000                                                                 TOTAL CLASSES:  8
ORIGINAL BALANCE:  $17,000,000.00                                                            YIELD TABLE DATE:  06/22/98

                                PREPAYMENT SPEED
                                **** TO CALL ****
           PRICING SPEED
                   25.0%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24         6.649       6.650       6.650       6.649       6.649       6.649       6.649
     99-24+        6.646       6.648       6.647       6.647       6.646       6.645       6.645
     99-25         6.644       6.646       6.645       6.644       6.643       6.641       6.640
     99-25+        6.641       6.644       6.643       6.642       6.639       6.637       6.636
     99-26         6.638       6.642       6.641       6.639       6.636       6.633       6.632
     99-26+        6.635       6.640       6.639       6.637       6.633       6.630       6.627
     99-27         6.632       6.638       6.636       6.634       6.629       6.626       6.623
     99-27+        6.629       6.636       6.634       6.632       6.626       6.622       6.619

     99-28         6.626       6.634       6.632       6.629       6.623       6.618       6.615
     99-28+        6.623       6.632       6.630       6.627       6.619       6.614       6.610
     99-29         6.620       6.630       6.628       6.624       6.616       6.610       6.606
     99-29+        6.617       6.628       6.626       6.622       6.613       6.606       6.602
     99-30         6.615       6.626       6.623       6.619       6.609       6.603       6.598
     99-30+        6.612       6.624       6.621       6.617       6.606       6.599       6.593
     99-31         6.609       6.622       6.619       6.614       6.603       6.595       6.589
     99-31+        6.606       6.620       6.617       6.612       6.600       6.591       6.585

    100-00         6.603       6.618       6.615       6.609       6.596       6.587       6.581
    100-00+        6.600       6.616       6.613       6.607       6.593       6.583       6.576
    100-01         6.597       6.614       6.610       6.604       6.590       6.579       6.572
    100-01+        6.594       6.612       6.608       6.602       6.586       6.576       6.568
    100-02         6.591       6.610       6.606       6.599       6.583       6.572       6.563
    100-02+        6.588       6.608       6.604       6.597       6.580       6.568       6.559
    100-03         6.586       6.606       6.602       6.594       6.576       6.564       6.555
    100-03+        6.583       6.604       6.599       6.592       6.573       6.560       6.551

    100-04         6.580       6.602       6.597       6.589       6.570       6.556       6.546
    100-04+        6.577       6.600       6.595       6.587       6.566       6.552       6.542
    100-05         6.574       6.598       6.593       6.584       6.563       6.549       6.538
    100-05+        6.571       6.596       6.591       6.582       6.560       6.545       6.534
    100-06         6.568       6.594       6.589       6.579       6.557       6.541       6.529
    100-06+        6.565       6.592       6.586       6.577       6.553       6.537       6.525
    100-07         6.563       6.590       6.584       6.574       6.550       6.533       6.521
    100-07+        6.560       6.588       6.582       6.572       6.547       6.529       6.517

First Payment      5.981      11.231       9.564       6.981       5.147       4.397       3.897
Average Life       6.905      11.606      10.078       8.331       5.849       4.855       4.324
Last Payment       7.647      11.647      10.147       8.564       6.731       5.481       4.814
Mod.Dur. @ 100-00  5.381       7.888       7.157       6.226       4.709       4.032       3.651


   THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL
   TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE:  $19,500,000.00                                                                  DATED DATE:  06/01/98
          COUPON:  6.695%                                 ucfc98bf                              FIRST PAYMENT:  07/15/98
          FACTOR:  1.0000000000                                                                 TOTAL CLASSES:  8
ORIGINAL BALANCE:  $19,500,000.00                                                            YIELD TABLE DATE:  06/22/98


                               PREPAYMENT SPEED

                              **** TO CALL ****

           PRICING SPEED
                   25.0%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24         6.787       6.788       6.788       6.787       6.787       6.787       6.787
     99-24+        6.785       6.786       6.785       6.785       6.784       6.784       6.783
     99-25         6.782       6.784       6.783       6.782       6.781       6.780       6.779
     99-25+        6.779       6.782       6.781       6.780       6.778       6.777       6.776
     99-26         6.776       6.780       6.779       6.778       6.775       6.774       6.772
     99-26+        6.774       6.778       6.777       6.775       6.773       6.770       6.769
     99-27         6.771       6.776       6.774       6.773       6.770       6.767       6.765
     99-27+        6.768       6.774       6.772       6.770       6.767       6.764       6.761

     99-28         6.766       6.772       6.770       6.768       6.764       6.760       6.758
     99-28+        6.763       6.770       6.768       6.765       6.761       6.757       6.754
     99-29         6.760       6.768       6.766       6.763       6.758       6.754       6.751
     99-29+        6.758       6.766       6.764       6.760       6.755       6.751       6.747
     99-30         6.755       6.764       6.761       6.758       6.752       6.747       6.744
     99-30+        6.752       6.762       6.759       6.755       6.749       6.744       6.740
     99-31         6.750       6.760       6.757       6.753       6.746       6.741       6.736
     99-31+        6.747       6.758       6.755       6.750       6.743       6.737       6.733

    100-00         6.744       6.756       6.753       6.748       6.741       6.734       6.729
    100-00+        6.742       6.754       6.751       6.745       6.738       6.731       6.726
    100-01         6.739       6.752       6.748       6.743       6.735       6.728       6.722
    100-01+        6.736       6.750       6.746       6.741       6.732       6.724       6.718
    100-02         6.734       6.748       6.744       6.738       6.729       6.721       6.715
    100-02+        6.731       6.746       6.742       6.736       6.726       6.718       6.711
    100-03         6.728       6.744       6.740       6.733       6.723       6.714       6.708
    100-03+        6.726       6.742       6.737       6.731       6.720       6.711       6.704

    100-04         6.723       6.740       6.735       6.728       6.717       6.708       6.701
    100-04+        6.720       6.738       6.733       6.726       6.714       6.705       6.697
    100-05         6.717       6.736       6.731       6.723       6.711       6.701       6.693
    100-05+        6.715       6.734       6.729       6.721       6.709       6.698       6.690
    100-06         6.712       6.732       6.727       6.718       6.706       6.695       6.686
    100-06+        6.709       6.730       6.724       6.716       6.703       6.692       6.683
    100-07         6.707       6.728       6.722       6.714       6.700       6.688       6.679
    100-07+        6.704       6.726       6.720       6.711       6.697       6.685       6.675

First Payment      7.647      11.647      10.147       8.564       6.731       5.481       4.814
Average Life       7.647      11.647      10.147       8.564       6.893       5.918       5.323
Last Payment       7.647      11.647      10.147       8.564       6.897       5.981       5.481
Mod.Dur. @ 100-00  5.805       7.848       7.145       6.322       5.355       4.738       4.341


   THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL
   TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE:  $37,500,000.00                                                                  DATED DATE: 06/01/98
          COUPON:  6.320%                                 ucfc98bf                              FIRST PAYMENT: 07/15/98
          FACTOR:  1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE:  $37,500,000.00                                                            YIELD TABLE DATE: 06/22/98

                               PREPAYMENT SPEED

                              **** TO CALL ****

           PRICING SPEED
                   25.0%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24         6.405       6.405       6.405       6.405       6.405       6.405       6.405
     99-24+        6.401       6.402       6.402       6.402       6.401       6.401       6.401
     99-25         6.398       6.399       6.399       6.398       6.398       6.398       6.397
     99-25+        6.395       6.396       6.396       6.395       6.395       6.394       6.393
     99-26         6.392       6.393       6.393       6.392       6.391       6.390       6.390
     99-26+        6.389       6.390       6.390       6.389       6.388       6.387       6.386
     99-27         6.386       6.387       6.387       6.386       6.385       6.383       6.382
     99-27+        6.382       6.385       6.384       6.383       6.381       6.380       6.378

     99-28         6.379       6.382       6.381       6.380       6.378       6.376       6.375
     99-28+        6.376       6.379       6.378       6.377       6.375       6.373       6.371
     99-29         6.373       6.376       6.375       6.374       6.371       6.369       6.367
     99-29+        6.370       6.373       6.372       6.371       6.368       6.365       6.363
     99-30         6.366       6.370       6.369       6.368       6.365       6.362       6.360
     99-30+        6.363       6.368       6.366       6.365       6.361       6.358       6.356
     99-31         6.360       6.365       6.363       6.362       6.358       6.355       6.352
     99-31+        6.357       6.362       6.360       6.358       6.355       6.351       6.348

    100-00         6.354       6.359       6.357       6.355       6.351       6.348       6.345
    100-00+        6.351       6.356       6.355       6.352       6.348       6.344       6.341
    100-01         6.347       6.353       6.352       6.349       6.345       6.340       6.337
    100-01+        6.344       6.351       6.349       6.346       6.341       6.337       6.333
    100-02         6.341       6.348       6.346       6.343       6.338       6.333       6.330
    100-02+        6.338       6.345       6.343       6.340       6.335       6.330       6.326
    100-03         6.335       6.342       6.340       6.337       6.332       6.326       6.322
    100-03+        6.331       6.339       6.337       6.334       6.328       6.323       6.318

    100-04         6.328       6.336       6.334       6.331       6.325       6.319       6.315
    100-04+        6.325       6.334       6.331       6.328       6.322       6.315       6.311
    100-05         6.322       6.331       6.328       6.325       6.318       6.312       6.307
    100-05+        6.319       6.328       6.325       6.322       6.315       6.308       6.304
    100-06         6.316       6.325       6.322       6.319       6.312       6.305       6.300
    100-06+        6.312       6.322       6.319       6.316       6.308       6.301       6.296
    100-07         6.309       6.319       6.316       6.313       6.305       6.298       6.292
    100-07+        6.306       6.317       6.313       6.309       6.302       6.294       6.289

First Payment      3.064       3.064       3.064       3.064       3.064       3.147       3.147
Average Life       6.143       7.114       6.797       6.423       5.808       5.311       5.003
Last Payment       7.647      11.647      10.147       8.564       6.897       5.981       5.481
Mod.Dur. @ 100-00  4.901       5.487       5.301       5.075       4.690       4.364       4.154

   THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL
   TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

-------------------------------------------------------------------------------
     - UCFC FIX 1998B
     - Cut Off Date of Tape is 06/01/98
     - FIXED RATE COLLATERAL
     - $294,796,599.65
     - Home Equity Loans Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   6,605

Aggregate Unpaid Principal Balance:               $294,796,599.65
Aggregate Original Principal Balance:             $295,309,409.61

Weighted Average Gross Coupon:                            11.195%
Gross Coupon Range:                             8.500% -  16.000%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $44,632.34
Average Original Principal Balance:                    $44,709.98

Maximum Unpaid Principal Balance:                     $521,200.00
Minimum Unpaid Principal Balance:                       $5,037.14

Maximum Original Principal Balance:                   $521,200.00
Minimum Original Principal Balance:                     $5,100.00

Weighted Avg. Stated Rem. Term (LPD to Mat/Bln Date):     248.933
Stated Rem Term Range:                          48.000 -  360.000

Weighted Average Age (Original Term - Rem Term):            0.800
Age Range:                                       0.000 -  181.000

Weighted Average Original Term:                           249.734
Original Term Range:                            48.000 -  360.000

Weighted Average Note LTV:                                 78.602
Note LTV Range:                                 3.200% - 100.000%

--------------------------------------------------------------------------------

   THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL
   TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Alabama                   56               2,774,720.25         0.94
Arkansas                 202               7,919,869.50         2.69
Arizona                   43               2,210,961.25         0.75
California               185              12,820,724.55         4.35
Colorado                  40               1,533,370.89         0.52
Connecticut               39               2,489,676.04         0.84
Dist of Col                5                 246,413.74         0.08
Delaware                  11                 798,409.85         0.27
Florida                  492              23,218,550.37         7.88
Georgia                  248              13,786,146.55         4.68
Iowa                      68               2,251,248.40         0.76
Idaho                      6                 393,424.74         0.13
Illinois                  98               3,799,078.38         1.29
Indiana                  228               7,608,622.06         2.58
Kentucky                 141               5,818,128.67         1.97
Louisiana                785              31,418,765.92        10.66
Massachsetts              29               1,494,572.36         0.51
Maryland                  48               2,402,977.52         0.82
Maine                     64               3,042,106.13         1.03
Michigan                 356              13,340,140.23         4.53
Minnesota                 38               1,377,789.89         0.47
Missouri                 114               4,696,372.90         1.59
Mississippi              400              16,797,288.40         5.70
North Carolina           370              18,019,643.04         6.11
North Dakota               1                  34,844.61         0.01
Nebraska                  24                 673,643.32         0.23
New Hampshire             38               1,215,609.00         0.41
New Jersey                77               5,257,948.05         1.78
New Mexico                32               1,806,915.68         0.61
Nevada                    18               1,043,278.60         0.35
New York                 322              16,649,923.15         5.65
Ohio                     354              15,065,085.48         5.11
Oklahoma                 245               8,841,991.85         3.00
Oregon                    21               1,269,905.15         0.43
Pennsylvania             310              12,736,413.10         4.32
Rhode Island               2                 120,650.48         0.04
South Carolina           227              10,787,667.73         3.66
Tennessee                318              15,020,219.71         5.10
Texas                    250              10,515,174.68         3.57
Utah                      26               1,384,443.26         0.47
Virginia                  98               4,332,824.47         1.47
Vermont                    3                 338,000.00         0.11
Washington                23               1,664,885.82         0.56
Wisconsin                 94               3,223,233.08         1.09
West Virgina              53               2,431,450.19         0.82
Wyoming                    2                  99,879.66         0.03
Unknown                    1                  23,610.95         0.01
--------------------------------------------------------------------------
Total...............    6605        $    294,796,599.65       100.00%
==========================================================================


   THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL
   TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                            NOTE LOAN-TO-VALUE RATIOS

                                                                                             Percentage of
                                                                                Aggregate    Cut-Off Date
            NOTE                                            Number of            Unpaid       Aggregate
         Loan-To-Value                                       Mortgage           Principal     Principal
            Ratio                                               Loans            Balance      Balance
  0.000 (less than)Note LTV(less than or equal to)   5.000        1            10,000.00       0.00
  5.000 (less than)Note LTV(less than or equal to)  10.000        3            50,380.92       0.02
 10.000 (less than)Note LTV(less than or equal to)  15.000       14           217,891.45       0.07
 15.000 (less than)Note LTV(less than or equal to)  20.000       34           727,090.06       0.25
 20.000 (less than)Note LTV(less than or equal to)  25.000       39           802,193.25       0.27
 25.000 (less than)Note LTV(less than or equal to)  30.000       56         1,412,280.22       0.48
 30.000 (less than)Note LTV(less than or equal to)  35.000       70         1,761,120.10       0.60
 35.000 (less than)Note LTV(less than or equal to)  40.000       80         1,980,420.55       0.67
 40.000 (less than)Note LTV(less than or equal to)  45.000       97         2,872,011.68       0.97
 45.000 (less than)Note LTV(less than or equal to)  50.000      150         4,473,845.52       1.52
 50.000 (less than)Note LTV(less than or equal to)  55.000      204         6,224,040.23       2.11
 55.000 (less than)Note LTV(less than or equal to)  60.000      226         7,878,009.23       2.67
 60.000 (less than)Note LTV(less than or equal to)  65.000      333        12,397,712.08       4.21
 65.000 (less than)Note LTV(less than or equal to)  70.000      457        18,422,171.85       6.25
 70.000 (less than)Note LTV(less than or equal to)  75.000      793        33,915,952.73      11.50
 75.000 (less than)Note LTV(less than or equal to)  80.000     1385        67,693,527.54      22.96
 80.000 (less than)Note LTV(less than or equal to)  85.000      894        39,130,064.59      13.27
 85.000 (less than)Note LTV(less than or equal to)  90.000      810        42,311,259.21      14.35
 90.000 (less than)Note LTV(less than or equal to)  95.000      424        24,218,583.47       8.22
 95.000 (less than)Note LTV(less than or equal to) 100.000      535        28,298,044.97       9.60
-----------------------------------------------------------------------------------------------------
Total....................                                      6605      $294,796,599.65     100.00%
=====================================================================================================



                                GROSS MORTGAGE INTEREST RATE RANGE

                                                                                                   Percentage of
                                                                                  Aggregate        Cut-Off Date
            NOTE                                                  Number of        Unpaid           Aggregate
         Loan-To-Value                                             Mortgage       Principal         Principal
            Ratio                                                   Loans          Balance           Balance
 8.25% (less than) Gross Coupon (less than or equal to)   8.50%         11        1,849,260.91          0.63
 8.50% (less than) Gross Coupon (less than or equal to)   8.75%         13        1,008,814.84          0.34
 8.75% (less than) Gross Coupon (less than or equal to)   9.00%         99        6,708,677.73          2.28
 9.00% (less than) Gross Coupon (less than or equal to)   9.25%         43        3,787,532.40          1.28
 9.25% (less than) Gross Coupon (less than or equal to)   9.50%        172       10,328,893.20          3.50
 9.50% (less than) Gross Coupon (less than or equal to)   9.75%        208       10,619,933.15          3.60
 9.75% (less than) Gross Coupon (less than or equal to)  10.00%        404       22,971,373.61          7.79
10.00% (less than) Gross Coupon (less than or equal to)  10.25%        244       12,632,169.36          4.29
10.25% (less than) Gross Coupon (less than or equal to)  10.50%        501       26,039,197.29          8.83
10.50% (less than) Gross Coupon (less than or equal to)  10.75%        328       16,244,209.91          5.51
10.75% (less than) Gross Coupon (less than or equal to)  11.00%        522       27,412,999.10          9.30
11.00% (less than) Gross Coupon (less than or equal to)  11.25%        517       21,247,117.27          7.21
11.25% (less than) Gross Coupon (less than or equal to)  11.50%        770       34,000,063.89         11.53
11.50% (less than) Gross Coupon (less than or equal to)  11.75%        352       14,565,564.72          4.94
11.75% (less than) Gross Coupon (less than or equal to)  12.00%        419       17,394,213.74          5.90
12.00% (less than) Gross Coupon (less than or equal to)  12.25%        578       16,994,415.47          5.76
12.25% (less than) Gross Coupon (less than or equal to)  12.50%        595       21,983,994.83          7.46
12.50% (less than) Gross Coupon (less than or equal to)  12.75%        212        8,984,271.62          3.05
12.75% (less than) Gross Coupon (less than or equal to)  13.00%        118        4,350,401.47          1.48
13.00% (less than) Gross Coupon (less than or equal to)  13.25%        140        4,253,447.68          1.44
13.25% (less than) Gross Coupon (less than or equal to)  13.50%        121        4,381,286.67          1.49
13.50% (less than) Gross Coupon (less than or equal to)  13.75%         35        1,276,669.23          0.43
13.75% (less than) Gross Coupon (less than or equal to)  14.00%         48        1,452,419.38          0.49
14.00% (less than) Gross Coupon (less than or equal to)  14.25%         51        1,241,653.68          0.42
14.25% (less than) Gross Coupon (less than or equal to)  14.50%         22          662,479.72          0.22
14.50% (less than) Gross Coupon (less than or equal to)  14.75%         57        1,640,154.57          0.56
14.75% (less than) Gross Coupon (less than or equal to)  15.00%         14          377,581.59          0.13
15.00% (less than) Gross Coupon (less than or equal to)  15.25%          4          114,500.00          0.04
15.25% (less than) Gross Coupon (less than or equal to)  15.50%          2          147,300.00          0.05
15.50% (less than) Gross Coupon (less than or equal to)  15.75%          4          102,243.64          0.03
15.75% (less than) Gross Coupon (less than or equal to)  16.00%          1           23,758.98          0.01
---------------------------------------------------------------------------------------------------------------
Total..........                                                       6605     $294,796,599.65        100.00%
===============================================================================================================

   THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL
   TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                          CURRENT MORTGAGE LOAN AMOUNTS

                                                                                                       Percentage of
                                                                                        Aggregate      Cut-Off Date
             Current                                                      Number of      Unpaid          Aggregate
          Mortgage Loan                                                   Mortgage      Principal        Principal
        Principal Balance                                                   Loans        Balance          Balance
                       Balance (less than or equal to)    25,000          1,830        33,192,491.94      11.26
    25,000 (less than) Balance (less than or equal to)    50,000          2,741        99,010,950.82      33.59
    50,000 (less than) Balance (less than or equal to)    75,000          1,296        78,143,003.00      26.51
    75,000 (less than) Balance (less than or equal to)   100,000            388        33,286,096.03      11.29
   100,000 (less than) Balance (less than or equal to)   150,000            240        28,353,221.84       9.62
   150,000 (less than) Balance (less than or equal to)   191,250             61        10,280,793.60       3.49
   191,250 (less than) Balance (less than or equal to)   200,000              9         1,752,522.38       0.59
   200,000 (less than) Balance (less than or equal to)   250,000             26         5,912,532.50       2.01
   250,000 (less than) Balance (less than or equal to)   300,000              7         1,909,645.11       0.65
   350,000 (less than) Balance (less than or equal to)   400,000              3         1,139,142.43       0.39
   400,000 (less than) Balance (less than or equal to)   450,000              3         1,295,000.00       0.44
   500,000 (less than) Balance (less than or equal to)   600,000              1           521,200.00       0.18
------------------------------------------------------------------------------------------------------------------
Total....................                                                  6605      $294,796,599.65     100.00%
==================================================================================================================


                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occupied, 1st Mtg         5094   249,024,106.53          84.47
Non-Owner Occupied, 1st Mtg      563    21,546,727.10           7.31
Second Home, 1st Mtg               7       546,165.93           0.19
Owner Occupied, 2nd Mtg          931    22,989,547.85           7.80
Multiple Properties, 1st Mtgs     10       690,052.24           0.23
--------------------------------------------------------------------------
Total..................         6605  $294,796,599.65         100.00%
==========================================================================


                                 AGE OF LOAN


                                                                    PercentAge of
                                                                      Aggregate          Cut-Off Date
                                                        Number of      Unpaid              Aggregate
                                                         MortgAge     Principal            Principal
           Age                                             Loans       Balance              Balance
                Age                 =          0           4,492     197,595,475.92          67.03%
  0 (less than) Age (less than or equal to)   12           2,074      94,382,019.05          32.02%
 12 (less than) Age (less than or equal to)   24              18       1,588,970.42           0.54%
 24 (less than) Age (less than or equal to)   36               5         537,093.71           0.18%
 36 (less than) Age (less than or equal to)   48               5         371,505.06           0.13%
 72 (less than) Age (less than or equal to)   84               1          90,033.15           0.03%
 84 (less than) Age (less than or equal to)   96               5         101,388.79           0.03%
 96 (less than) Age (less than or equal to)  108               1          20,136.25           0.01%
108 (less than) Age (less than or equal to)  120               2          42,211.54           0.01%
156 (less than) Age (less than or equal to)  168               1          44,006.78           0.01%
180 (less than) Age (less than or equal to)  192               1          23,758.98           0.01%
-----------------------------------------------------------------------------------------------------
Total............                                          6,605     294,796,599.65         100.00%
=====================================================================================================

   THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL
   TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                             MORTGAGED PROPERTIES

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Deminimus PUD                      6           581,886.18       0.20
Duplex                           167         7,780,010.45       2.64
Triplex                           19         1,069,764.23       0.36
Fourplex or Quadplex              14           856,412.76       0.29
RowHouse                          74         2,048,219.21       0.69
Modular Housing                    2            60,529.52       0.02
Manufactured Housing               5           251,239.64       0.09
Man.House/Perm                   949        35,945,784.27      12.19
PUD                               18         1,390,061.34       0.47
Townhouses                        12           373,125.82       0.13
Condominiums                      79         3,559,932.57       1.21
Single Family Detached          5260       240,879,633.66      81.71
--------------------------------------------------------------------------
Total...............            6605      $294,796,599.65     100.00%
==========================================================================


   THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL
   TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                     REMAINING MONTHS TO STATED MATURITY

                                                                                             Percentage of
                                                                          Aggregate          Cut-Off Date
                                                            Number of      Unpaid              Aggregate
                                                            Mortgage      Principal            Principal
      Remaining Term                                         Loans        Balance              Balance
 36 (less than) Rem Term (less than or equal to)   48          6          137,258.00           0.05%
 48 (less than) Rem Term (less than or equal to)   60        101        1,881,684.49           0.64%
 60 (less than) Rem Term (less than or equal to)   72         14          171,821.28           0.06%
 72 (less than) Rem Term (less than or equal to)   84         60        1,228,217.98           0.42%
 84 (less than) Rem Term (less than or equal to)   96         29          760,533.74           0.26%
 96 (less than) Rem Term (less than or equal to)  108          8          246,158.53           0.08%
108 (less than) Rem Term (less than or equal to)  120        783       19,911,470.59           6.75%
120 (less than) Rem Term (less than or equal to)  132          4          156,865.90           0.05%
132 (less than) Rem Term (less than or equal to)  144        322        9,275,033.77           3.15%
144 (less than) Rem Term (less than or equal to)  156          4          129,938.74           0.04%
156 (less than) Rem Term (less than or equal to)  168         10          355,982.69           0.12%
168 (less than) Rem Term (less than or equal to)  180      2,776      109,545,343.06          37.16%
180 (less than) Rem Term (less than or equal to)  192          5          204,406.78           0.07%
192 (less than) Rem Term (less than or equal to)  204          4           90,516.68           0.03%
204 (less than) Rem Term (less than or equal to)  216          4          130,723.86           0.04%
216 (less than) Rem Term (less than or equal to)  228          3          113,008.73           0.04%
228 (less than) Rem Term (less than or equal to)  240        775       36,159,066.24          12.27%
240 (less than) Rem Term (less than or equal to)  252          2           87,449.28           0.03%
252 (less than) Rem Term (less than or equal to)  264          1           61,400.00           0.02%
264 (less than) Rem Term (less than or equal to)  276          2           43,215.41           0.01%
276 (less than) Rem Term (less than or equal to)  288          1           90,033.15           0.03%
288 (less than) Rem Term (less than or equal to)  300         70        3,346,278.02           1.14%
300 (less than) Rem Term (less than or equal to)  312          1          123,308.62           0.04%
312 (less than) Rem Term (less than or equal to)  324          2          271,334.44           0.09%
324 (less than) Rem Term (less than or equal to)  336          7          644,015.80           0.22%
336 (less than) Rem Term (less than or equal to)  348         15        1,605,538.69           0.54%
348 (less than) Rem Term (less than or equal to)  360      1,596      108,025,995.18          36.64%
--------------------------------------------------------------------------------------------------------
Total............                                          6,605      294,796,599.65         100.00%
========================================================================================================

                                        ORIGINAL TERM

                                                                                                 Percentage of
                                                                                  Aggregate      Cut-Off Date
                                                                  Number of        Unpaid          Aggregate
                                                                   Mortgage       Principal        Principal
      Original Term                                                  Loans         Balance          Balance
 36 (less than) Orig. Term (less than or equal to)   48                 6           137,258.00       0.05%
 48 (less than) Orig. Term (less than or equal to)   60               100         1,857,925.51       0.63%
 60 (less than) Orig. Term (less than or equal to)   72                13           160,559.02       0.05%
 72 (less than) Orig. Term (less than or equal to)   84                57         1,185,265.80       0.40%
 84 (less than) Orig. Term (less than or equal to)   96                27           696,156.51       0.24%
 96 (less than) Orig. Term (less than or equal to)  108                 8           246,158.53       0.08%
108 (less than) Orig. Term (less than or equal to)  120               783        19,905,206.61       6.75%
120 (less than) Orig. Term (less than or equal to)  132                 4           144,337.14       0.05%
132 (less than) Orig. Term (less than or equal to)  144               322         9,281,712.67       3.15%
144 (less than) Orig. Term (less than or equal to)  156                 4           129,938.74       0.04%
156 (less than) Orig. Term (less than or equal to)  168                 5           209,500.00       0.07%
168 (less than) Orig. Term (less than or equal to)  180             2,787       109,822,531.26      37.25%
180 (less than) Orig. Term (less than or equal to)  192                 4           160,400.00       0.05%
192 (less than) Orig. Term (less than or equal to)  204                 3            67,955.80       0.02%
204 (less than) Orig. Term (less than or equal to)  216                 3           115,100.00       0.04%
216 (less than) Orig. Term (less than or equal to)  228                 1            23,300.00       0.01%
228 (less than) Orig. Term (less than or equal to)  240               779        36,295,094.83      12.31%
240 (less than) Orig. Term (less than or equal to)  252                 1            56,500.00       0.02%
252 (less than) Orig. Term (less than or equal to)  264                 1            61,400.00       0.02%
264 (less than) Orig. Term (less than or equal to)  276                 1            34,700.00       0.01%
288 (less than) Orig. Term (less than or equal to)  300                70         3,331,978.63       1.13%
312 (less than) Orig. Term (less than or equal to)  324                 2           107,623.25       0.04%
324 (less than) Orig. Term (less than or equal to)  336                 2           106,922.09       0.04%
336 (less than) Orig. Term (less than or equal to)  348                 1            51,776.17       0.02%
348 (less than) Orig. Term (less than or equal to)  360             1,621       110,607,299.09      37.52%
-------------------------------------------------------------------------------------------------------------
Total............                                                   6,605       294,796,599.65     100.00%
=============================================================================================================

   THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL
   TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

      UCFC Loan Trust 1998-B -- Home Equity Loan Asset-Backed Certificates

                   UCFC LOAN TRUST 1998-B PRICING INFORMATION
            --------------------------------------------------------
                          (FIXED-RATE COLLATERAL ONLY)

UCFC Loan Trust 1998-B Lead Manager:     Prudential Securities Incorporated
                         Co-Manager:     First Union Capital Markets Group
                         Co-Manager:     Bear, Stearns & Co. Inc.

Class:                           A-1                 A-2                A-3               A-4                 A-5
Approximate
Face Amount:               [$138,000,000]       [$58,000,000]      [$57,000,000]    [$20,000,000]      [$28,000,000]

Coupon:               1M LIBOR +  [3] bps            [6.005]%           [6.120]%         [6.220]%           [6.265]%

Price:                           [100-00]            [100-00]           [100-00]         [100-00]           [100-00]

Yield:                              [N/A]            [5.956]%           [6.111]%         [6.233]%           [6.290]%

Spread:                            [3]bps             [52]bps            [62]bps          [73]bps            [83]bps

Exp Avg Life
to Maturity:                       [0.90]              [2.05]             [3.05]           [4.12]             [5.13]

Exp Avg Life
to 10% Call (Years):               [0.90]              [2.05]             [3.05]           [4.12]             [5.13]

Exp 1st Prin Pmt:              [07/15/98]          [02/15/00]         [12/15/00]       [04/15/02]         [12/15/02]

Exp Mat:                       [02/15/00]          [12/15/00]         [04/15/02]       [12/15/02]         [06/15/04]

Exp Mat to 10% Call:           [02/15/00]          [12/15/00]         [04/15/02]       [12/15/02]         [06/15/04]

Stated Mat:                    [06/15/11]          [09/15/14]         [11/15/18]       [11/15/20]         [11/15/24]

Expected
Rating:                       AAA/Aaa/AAA         AAA/Aaa/AAA       AAA/Aaa/AAA       AAA/Aaa/AAA        AAA/Aaa/AAA

Pricing Speed:                  [25]% HEP           [25]% HEP          [25]% HEP        [25]% HEP          [25]% HEP

Pricing Date:              [---------------------------------------[06/12/98]---------------------------------------]

Investor
Settle Date:               [---------------------------------------[06/22/98]---------------------------------------]

Pmt Delay:                         0 days             14 days            14 days          14 days            14 days

Cut-off Date:              [-----------------------------------------06/01/98---------------------------------------]

Dated Date:                    [06/19/98]          [06/01/98]         [06/01/98]       [06/01/98]         [06/01/98]

Int Pmt:                       actual/360              30/360             30/360           30/360             30/360

Pmt Terms:                        Monthly             Monthly            Monthly          Monthly            Monthly

1st Int. Pmt Date:               07/15/98            07/15/98            07/15/98        07/15/98           07/15/98

Collateral Type:               Fixed-Rate          Fixed-Rate         Fixed-Rate       Fixed-Rate         Fixed-Rate

SMMEA
Eligibility:                    non-SMMEA           non-SMMEA          non-SMMEA        non-SMMEA          non-SMMEA

--------------------------------------------------------------------------------

* The Pass-Through Rate on the Class A-1 Certificates will equal to the lesser of:
           1)  One Month LIBOR +  [3]  bps
           2)  Net Funds Cap

Net Funds Cap: A rate equal to the weighted of the Mortgage Rates on the Home Equity Loans less [0.647]% per annum for servicing fee, trustee fee and certificate insurer premium.

   THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL
   TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

      UCFC Loan Trust 1998-B -- Home Equity Loan Asset-Backed Certificates

            --------------------------------------------------------
                          (FIXED-RATE COLLATERAL ONLY)

Class:                                          A-6                 A-7 *                    A-8
                                                                                         (NAS BOND)
Approximate
Face Amount:                           [17,000,000]          [19,500,000]              [37,500,000]

Coupon:                                    [6.395]%              [6.530]%                  [6.180]%

Price:                                     [100-00]              [100-00]                  [100-00]

Yield:                                     [6.435]%              [6.576]%                  [6.211]%

Spread:                                     [95]bps              [105]bps                   [73]bps

Exp Avg Life to Maturity:                    [7.15]               [11.32]                    [6.35]

Exp Avg Life to 10% call:                    [6.91]                [7.65]                    [6.14]

Exp 1st Prin Pmt:

(To Maturity)                            [06/15/04]            [06/15/07]                [07/15/01]

Exp 1st Prin Pmt:                        [06/15/04]            [02/15/06]                [07/15/01]
(To Call)

Exp Mat:                                 [06/15/07]            [02/15/14]                [12/15/13]

Exp Mat to 10% call:                     [02/15/06]            [02/15/06]                [02/15/06]


Stated Mat:                              [09/15/26]            [10/15/29]                [10/15/29]

Expected Rating:                        AAA/Aaa/AAA           AAA/Aaa/AAA               AAA/Aaa/AAA

Pricing Speed:                            [25]% HEP             [25]% HEP                 [25]% HEP

Pricing Date:                          [------------------------06/12/98------------------------]

Investor Settle Date:                  [------------------------06/22/98----------------------]

Pmt Delay:                              14 days                  14 days                14 days

Cut-off Date:                          [------------------------06/01/98----------------------]

Dated Date:                            06/01/98                 06/01/98               06/01/98

Int Pmt:                                30/360                  30/360                 30/360

Pmt Terms:                              Monthly                 Monthly                Monthly

1st Int. Pmt Date:                      07/15/98                07/15/98               07/15/98

Collateral Type:                        Fixed-Rate              Fixed-Rate             Fixed-rate

SMMEA Eligibility:                      non-SMMEA               non-SMMEA              non-SMMEA

* Coupon steps up by 50 bps if optional clean-up call is not exercised.

--------------------------------------------------------------------------------
Principal Paydown:      1)  To the Class A-8 Certificateholders --
                            the Class A-8 Principal Distribution Amount
                        2)  To the Class A-1 through A-7 Certificates,
                            in sequential order

Class A-8 Principal
Disbribution Amount:    The applicable Class A-8 Principal Percentage
                        multiplied by the Class A-8 Principal Pro Rata
                        Distribution Amount for such Payment Date.

                        THE CLASS A-8 PRINCIPAL PERCENTAGE
                        --------------------------------
                        July 1998 to June 2001 (arrow right)   0%
                        July 2001 to June 2003 (arrow right)  45%
                        July 2003 to June 2004 (arrow right)  80%
                        July 2004 to June 2005 (arrow right) 100%
                        July 2005 and after (arrow right)    300%

   THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL
   TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

      UCFC Loan Trust 1998-B -- Home Equity Loan Asset-Backed Certificates

                                SUMMARY OF TERMS
                           --------------------------

Title of Securities:  UCFC Loan Trust 1998-B, Home Equity
                      Loan Asset-Backed Certificates Class A-1, A-2, A-3, A-4, A-5, A-6, A-7, and A-8 Certificates.

Depositor:            UCFC Acceptance Corporation.

Servicer:             United Companies Lending Corporation.

Originators:          The Home Equity Loans were, and any Subsequent Loans
                      will be, originated, either directly or through correspondents or mortgage brokers, or purchased and re-underwritten, by United Companies and certain subsidiaries and affiliates thereof.

Trustee:              Bankers Trust Company of California, N.A.

Aggregate
Certificate Balance:  $[375,000,000]

Securities Offered:   100% FGIC-guaranteed, pass-through certificates.

Offering:             Public shelf offering -- a prospectus and prospectus
                      supplement will be distributed after pricing.

Pricing Date:         [06/12/98]

Investor
Settlement Date:      [06/22/98]

Form of Certificates: Book-Entry form, same-day funds through DTC, Euroclear and CEDEL

Pass-Through Rate:    1-Month LIBOR + [3] bps on Class A-1 Certificates *
                      [6.005]% on Class A-2 Certificates
                      [6.120]% on Class A-3 Certificates
                      [6.220]% on Class A-4 Certificates
                      [6.265]% on Class A-5 Certificates
                      [6.395]% on Class A-6 Certificates
                      [6.530]% on Class A-7 Certificates **
                      [6.180]% on Class A-8 Certificates (NAS Bond)

                      *  Subject to the Net Funds Cap.
                      ** Coupon steps up by 50 bps if optional clean-up call
                         is not exercised.

Prepayment
Assumption:           25% HEP (2.5% CPR in month 1 with monthly
                      incremental increases of 2.5% CPR until the speed reaches 25% CPR in month 10 based on loan seasoning.) This means that seasoned loans will start further up on the prepayment curve.

Distribution Date:    The 15th day of each month (or, if any such
                      date is not a business day, the first business day thereafter) commencing in July 1998. The payment delay will be zero days for the Class A-1 and 14 days for the Class A-2, A-3, A-4, A-5, A-6, A-7 and
                      A-8 Certificates.

Interest Accrual
Period: The initial interest accrual period on the Class A-1 Certificates will be from June [19]th until July 14th. In future periods, interest will accrue on the Class A-1 Certificates at the applicable Pass-Through Rate from the preceeding Distribution Date to and including the day prior to the current Distribution Date.

                      Interest on the Class A-2 through A-8 Certificates will accrue from the first day of the preceeding month until the 30th day of the preceeding month.

Optional
Cleanup Call:         The Servicer will have the right to purchase
                      the Home Equity Loans on any Remittance Date when the aggregate Loan Balance of the Home Equity Loans has declined to 10% or less of an amount equal to the aggregate balances of the Home Equity Loans as of the Cut-Off Date including the Subsequent Loans.

   THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL
   TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.